Exhibit 24
POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2013 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 7th day of February, 2014.

/s/ LEWIS CHEW	/s/ ROGER H. KIMMEL
Lewis Chew	Roger H. Kimmel
/s/ C. LEE COX	/s/ RICHARD A. MESERVE
C. Lee Cox	Richard A. Meserve
/s/ ANTHONY F. EARLEY, JR.	/s/ FORREST E. MILLER
Anthony F. Earley, Jr.	Forrest E. Miller
/s/ FRED J. FOWLER	/s/ ROSENDO G. PARRA
Fred J. Fowler	Rosendo G. Parra
/s/ MARYELLEN C. HERRINGER	/s/ BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo
/s/ BARRY LAWSON WILLIAMS
Richard C. Kelly	Barry Lawson Williams

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2013 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 7th day of February, 2014.

/s/ LEWIS CHEW	/s/ ROGER H. KIMMEL
Lewis Chew	Roger H. Kimmel
/s/ C. LEE COX	/s/ RICHARD A. MESERVE
C. Lee Cox	Richard A. Meserve
/s/ ANTHONY F. EARLEY, JR.	/s/ FORREST E. MILLER
Anthony F. Earley, Jr.	Forrest E. Miller
/s/ FRED J. FOWLER	/s/ ROSENDO G. PARRA
Fred J. Fowler	Rosendo G. Parra
/s/ MARYELLEN C. HERRINGER	/s/ BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo
/s/ CHRISTOPHER P. JOHNS	/s/ BARRY LAWSON WILLIAMS
Christopher P. Johns	Barry Lawson Williams

Richard C. Kelly